Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this "Agreement"), dated as of January 13, 2017, is made by and among Auxilio, Inc., a Nevada corporation (the "Company"), Dr. Michael G. Mathews ("Mathews") and Michael H. McMillan ("McMillan" and together with Mathews, the "Selling Stockholders"). Each of the Company, Mathews, and McMillan may be referred to herein as a "Party," and collectively as the "Parties." This Agreement is entered into in connection with the entry into a Stock Purchase Agreement between the Parties.
WHEREAS, the Company, Cynergistek, Inc., a Texas corporation ("Cynergistek") and the Selling Stockholders have entered into a Stock Purchase Agreement of even date herewith (the "SPA"), pursuant to which the Company agreed to purchase the outstanding shares of Cynergistek from the Selling Stockholders, and to issue to the Selling Stockholder shares of the Company's common stock; and
WHEREAS, pursuant to the SPA, the Company agreed to grant certain registration rights to the Selling Stockholders, which are discussed and set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Certain Definitions.
As used in this Agreement, the following terms shall have the following meanings:
"Affiliate" shall mean, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.
"Business Day" shall mean a day, other than a Saturday or Sunday, on which banks in Los Angeles, California are open for the general transaction of business.
"Common Stock" shall mean the Company's common stock and any securities into which such shares may hereinafter be reclassified.
"Prospectus" shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any "free writing prospectus" as defined in Rule 405 under the 1933 Act.
 "Purchaser Shares" shall mean the shares of Common Stock of the Company issued to the Selling Stockholders pursuant to the SPA.
"Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.
"Registrable Securities" shall mean (i) the Purchaser Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security if (a) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the 1933 Act, or (c) such securities shall have ceased to be outstanding, or (d) all such securities are those immediately saleable under Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act.

"Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the public offering of any Registrable Securities, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
"SEC" shall mean the U.S. Securities and Exchange Commission.
"Stock Purchase Agreement" shall mean the SPA referenced in the recitals hereto.
"1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
"1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
2. Piggy-Back Registration Rights Granted; Creation of Demand Rights.
(a) In the event at any time and from time to time the Company proposes to register the sale of any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash, or the resale of shares of its common stock by other selling stockholders, it will, prior to such filing, give written notice to the Selling Stockholders of its intention to do so. Upon the written request of a Selling Stockholder given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall file a Registration Statement to register the resale of all Registrable Securities which the Company has been requested by such Selling Stockholder to register and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective under the 1933 Act to the extent necessary to permit the sale or other disposition of all such Registered Securities in accordance with the intended methods of distribution specified in the request of such Selling Stockholder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to the Selling Stockholder.
(b) If the registration for which the Company gives notice pursuant to Section 2(a) is a registered public offering involving an underwriting, the Company shall so advise the Selling Stockholders as part of the written notice given pursuant to Section 2(a). In such an event, the right of any Selling Stockholder to include its Registrable Securities in such registration pursuant to this Section 2 shall be conditioned upon such Selling Stockholder's participation in such underwriting on the terms set forth herein. All Selling Stockholders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company.
(c) Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company may limit the number of Registrable Securities to be included in such registration and underwriting to not less than thirty (30) percent of the aggregate number of shares to be underwritten, and any shares to be excluded shall be determined in the following order of priority: (i) securities held by any persons not having any contractual "piggyback" registration rights, (ii) securities held by any persons having contractual "piggyback" registration rights pursuant to an agreement other than this Agreement, and (iii) a portion of the Registrable Securities sought to be included by the holders thereof as determined on a pro rata basis based upon the aggregate number or Registrable Securities held by such holders.  If any Selling Stockholder would thus be entitled to include more securities than such Selling Stockholder requested to be registered, the excess shall be allocated among the other requesting Selling Stockholders pro-rata in the manner described in the preceding sentence. If any Selling Stockholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
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(d) In the event that Company fails to file timely public reports with the U.S. Securities and Exchange Commission if and as required by the 1934 Act, then the Selling Stockholders shall have the right, by delivering written notice to the Company (a "Demand Notice"), to require the Company to register, pursuant to the terms of Section 3 under and in accordance with the provisions of the 1934 Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement (a "Demand Registration"). Following the receipt of a Demand Notice for a Demand Registration, the Company shall file a Registration Statement not later than sixty (60) days after such Demand Notice, and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the 1933 Act as promptly as practicable after the filing thereof. The rights of the Selling Stockholders to deliver a Demand Notice for a Demand Registration shall not be effective for any Selling Stockholder at any time when the Registrable Securities held by such Selling Stockholder may be resold under Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act.
3. Registration.
(a) Registration Statements. If and whenever the Company elects or is required under Section 2(d) to effect the registration of any Registrable Securities under the 1933 Act, the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of securities equaling 100% of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A (the "Plan of Distribution"). Such Registration Statement also shall cover, to the extent allowable under the 1933 Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.
(b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company's counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, fees and expenses of one counsel to represent the Selling Stockholders and the Selling Stockholders' reasonable expenses in connection with the registration (not to exceed $5,000), but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.
(c) Effectiveness.  In the event the Company elects to file a Registration Statement, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Selling Stockholders by facsimile or e-mail as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, shall file with the SEC under Rule 424 a final Prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the business day after any Registration Statement is declared effective, and shall advise the Selling Stockholders in writing that either (i) it has complied with the requirements of Rule 172 or (ii) it is unable to satisfy the conditions of Rule 172 and, as a result, the Selling Stockholders are required to deliver a copy of the Prospectus in connection with any sales of Registrable Securities (in which case, the Company shall deliver to the Selling Stockholders a copy of the Prospectus to be used in connection with the sale or other disposition of the securities covered thereby).
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4. Company Obligations. In the event the Company elects to file a Registration Statement, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:
(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act (the "Effectiveness Period") and advise the Selling Stockholders in writing when the Effectiveness Period has expired;
(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;
(c) furnish to each of the Selling Stockholders and their collective, single designated legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Selling Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Stockholder that are covered by the related Registration Statement;
(d) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;
(e) prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Selling Stockholders or  cause such Registrable Securities to become qualified for such offer and sale, and (ii) do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(e), or (iii) file a general consent to service of process in any such jurisdiction;
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(f) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;
(g) immediately notify the Selling Stockholders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and
(h) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Selling Stockholders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Selling Stockholders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.
5. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Selling Stockholders, advisors to and representatives of the Selling Stockholders (who may or may not be affiliated with the Selling Stockholders and who are reasonably acceptable to the Company), all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Selling Stockholders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Selling Stockholders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.
The Company shall not disclose material nonpublic information to the Selling Stockholders, or to advisors to or representatives of the Selling Stockholders, unless prior to disclosure of such information the Company: (a) identifies such information as being material nonpublic information and provides the Selling Stockholders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Selling Stockholder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto; and (b) advises the Selling Stockholder in writing to cease all purchases and sales under the Registration Statement until such information has become public information for not less than four (4) Business Days.
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6. Obligations of the Selling Stockholders.
(a) Should the Company, in its sole discretion or as otherwise required by this Agreement, decide to file a Registration Statement, each Selling Stockholder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required by the provisions of this Agreement to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, including a completed questionnaire in the form attached hereto as Exhibit B.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Selling Stockholder of the information the Company requires from such Selling Stockholder if such Selling Stockholder elects to have any of the Registrable Securities included in the Registration Statement.  A Selling Stockholder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Selling Stockholder elects to have any of the Registrable Securities included in the Registration Statement.
(b) Each Selling Stockholder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Selling Stockholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
(c) Each Selling Stockholder agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 4(g) hereof, such Selling Stockholder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Selling Stockholder is advised by the Company that such dispositions may again be made.
(d) Each Selling Stockholder, advisor to and representative of the Selling Stockholder (who may or may not be affiliated with the Selling Stockholder) (each, an "Inspector") will hold in confidence, and will not make any disclosure (except to a Selling Stockholder) of, any records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party without restriction.  The Company is not required to disclose any confidential information to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the substance of this Section 6(d).  Each Selling Stockholder will, upon learning that disclosure of confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.  Nothing herein will be deemed to limit the Selling Stockholder's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.
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(e) No Selling Stockholder may participate in any underwritten distribution hereunder unless such Selling Stockholder (a) agrees to sell such Selling Stockholder's Registrable Securities on the basis provided in any underwriting arrangements applicable to such distribution, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities.
7. Indemnification.
(a) Indemnification by the Company. The Company will indemnify and hold harmless each Selling Stockholder and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Selling Stockholder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of the 1933 Act or any blue sky laws or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Selling Stockholder's behalf and will reimburse such Selling Stockholder, and each such officer, director, member, employee, agent, successor and assign, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Stockholder (in such Selling Stockholder's capacity as a holder of Registered Securities, and not in his capacity as an officer of the Company) or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, and (ii) does not apply to amounts paid in settlement of any loss, claim, damage or liability if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld.
(b) Indemnification by the Selling Stockholders. Each Selling Stockholder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or any Blue Sky Application or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Selling Stockholder (in such Selling Stockholder's capacity as a holder of Registered Securities, and not in his capacity as an officer of the Company) to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation by the Selling Stockholder or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Selling Stockholder or its agents and relating to action or inaction required of the Selling Stockholder in connection with such registration.  In no event shall the liability of a Selling Stockholder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Selling Stockholder in connection with any claim relating to this Section 7 and the amount of any damages such Selling Stockholder has otherwise been required to pay by reason of such untrue statement or omission) received by such Selling Stockholder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. In addition, a Selling Stockholder shall not be liable hereunder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the Company's, or any underwriter's, or their representatives' failure to send or give a copy of a final Prospectus, as the same may be then supplemented or amended, to the person or entity asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of securities to such person or entity if such statement or omission was corrected in such final Prospectus.
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(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party or only available in amount that is less than specified herein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
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8. Compliance with Rule 144. The Company shall use its commercially reasonable efforts to file with the SEC such timely information as is required under the 1934 Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the 1933 Act (or any comparable successor rules) with respect to the resales of the Registrable Securities by the Selling Stockholders.
9. Miscellaneous.
(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the holders of a majority of the then-outstanding Registrable Securities. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the person adversely affected by such action or omission.
(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as required in the SPA.
(c) No Assignment or Transfers by Selling Stockholders.  The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities as follows: a Selling Stockholder may assign or transfer his rights under this Agreement without being required to obtain written consent from the Company to an Affiliate of such Selling Stockholder, any immediate family member of such Selling Stockholder, and no more than five (5) individuals not included in either of the prior groups.  Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.  This Agreement shall inure to the benefit of and be binding on the successors and assigns of each of the parties hereto.  If any transferee of any Selling Stockholder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such transferee shall be entitled to receive the benefits hereof.
(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Selling Stockholder, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Selling Stockholder, after notice duly given by the Company to each Selling Stockholder.
(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
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(f) Counterparts; Faxes. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via electronic transmission, which shall be deemed an original.
(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Wilmington, Delaware, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Signature page follows.]
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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Agreement as of the date set forth above.

AUXILIO, INC.
By: /s/ Joseph J. Flynn Name: Joseph J. Flynn Title: President and CEO

/s/ Michael G. Mathews Dr. Michael G. Mathews /s/ Michael H. McMillan Michael H. McMillan

Exhibit A
Plan of Distribution
The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted by law.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
Exhibit A - 1

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.
The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders will be subject to the prospectus delivery requirements of the Securities Act, unless an exemption therefrom is available.
To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.
We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
Exhibit A - 2

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
We will pay all our expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws.
We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act.

Exhibit A - 3

Exhibit B
SELLING STOCKHOLDER
 QUESTIONNAIRE
In connection with the preparation of the Registration Statement on Form S-1 of Auxilio, Inc. (the "Company"), it is necessary that the Company obtain from you ("Selling Stockholder") written verification of certain information required to be disclosed in the Registration Statement.
Please use the utmost care in responding to this Questionnaire.  You should be aware that if the Registration Statement contains any false or misleading statements which are material, under certain circumstances the Company and those in control of the Company, including officers and directors, could be subject to liability.  If the answer to any of the questions is "no," "none" or "not applicable," please so indicate.  Please do not leave any questions unanswered.
As used herein, "Fiscal Year" refers to the Company's fiscal year ended December 31, 2015, and for previous fiscal years.  Other underlined terms are defined in Appendix A to this Questionnaire.
If at any time prior to the effectiveness of the Registration Statement you discover that your answer to any question was inaccurate, or if any event occurring subsequent to your completion hereof and prior to the effectiveness of the Registration Statement would require a change in your answers to any questions, please contact Paul Anthony, or his successor, by telephone at (949) 614-0700 immediately.
I hereby acknowledge, by my execution and dating of this Questionnaire in the places indicated below, that my answers to the following questions are true and correct to the best of my information and belief.
SELLING STOCKHOLDER:

Dated: _________________	Dated: _________________

__________________________________	__________________________________
Signature	Signature of Spouse/Partner (if applicable)

__________________________________	__________________________________
Individual or Entity Name (and Title, if applicable)	Name

__________________________________	__________________________________

__________________________________	__________________________________
Address	Address

Exhibit B - 1

I
 GENERAL INFORMATION
Question 1(a):
Name:  Please set forth the full name of the Selling Stockholder.
Answer:

Question 1(b):
If the Selling Stockholder is not a natural person, please indicate whether the Selling Stockholder is one of the following:
•	a reporting company under the Exchange Act
•	a majority owned subsidiary of a reporting company under the Exchange Act,
•	a registered investment fund under the 1940 Act.
Yes ___________ No ____________

Question 1(c):
If the Selling Stockholder is not one of the three above, identify those persons that have voting and investment control over the Company.
Answer:

Question 1(d):
Is the Selling Stockholder an executive officer or director of the Company or 5% or more holder of Company shares of common stock.
Yes ____________ No ______________

Question 2:
Family Relationships.  If you have any family relationship, by blood, marriage or adoption not more remote than first cousin, with any director, executive officer, or nominee to become a director or executive officer of the Company, its parent, any of its subsidiaries, or other affiliates, or any individual who has been employed by the Company in the past three years as an executive officer, please identify such relative and describe the nature of the relationship.
Appendix A - 1

Answer:

Question 3:
Is the Selling Stockholder a broker dealer and/or member of the Financial Industry Regulatory Authority ("FINRA") or a broker dealer's affiliate and/or member of FINRA?
Yes ___ No ___
If a Selling Stockholder is a broker dealer and/or member of the FINRA, please indicate whether the Selling Stockholder acquired its securities as compensation for underwriting activities or investment purposes.
Yes ___ No ___
If a Selling Stockholder is an affiliate of a broker dealer and/or member of the FINRA, please indicate whether this broker dealer's affiliate:
•	purchased the securities to be resold in the ordinary course of business; and
•	had no agreements or understandings, directly or indirectly, with any person to distribute the securities at the time of their purchase.
Yes ___ No ___
Is any member of your Immediate Family (by blood, marriage or adoption) a member of the FINRA.
Yes ___ No ___
If you marked "Yes" to any of the questions above, please briefly describe the facts below, giving the names of the broker dealer and/or member of the FINRA to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, family, etc).

Question 4:
State whether you provide any consulting or other services to the Company.
Yes ___ No ___

Appendix A - 2

(a) If you marked "Yes", please briefly describe such services, including cash and non-cash compensation received and attach copies of written agreements or correspondence describing such services.

(b) Please identify any of the following relationships you have with any Member of the FINRA.
None	☐
Advisor	☐
Officer	☐
Director	☐
Trustee	☐
Founder	☐
Registered Representative	☐
5% Stockholder	☐
Employee	☐
Immediate Family	☐
Broker/Dealer	☐
Promoter	☐
Consultant	☐
Finder	☐
Bridge Lender	☐
General Partner	☐
Limited Partner	☐
Equity Investor	☐
Client or Customer	☐
Subordinated Debt Holder	☐
Other	☐

Appendix A - 3

(c) Please describe the nature of any relationship identified above.  For example, if you are an advisor, promoter, consultant or finder, describe the compensation you received; if you are an equity investor, state the class of securities and percentage interest you hold; and if you are an Immediate Family Member, describe the exact relationship, including the name of the person to whom you are related and the position such person holds with any Member of the FINRA.  Identify the Member of the FINRA:

(d) State whether you have any oral and/or written agreements with any Member of the FINRA or Person Associated with a Member of FINRA concerning the disposition of your securities of the Company.
Yes ___ No ___
(e) If you marked "Yes", please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.

Question 5:
Involvement in Certain Legal Proceedings.  Have any of the following events occurred during the last five years:
(a) Were you the subject of any order, judgment or decree of any court (not subsequently reversed, suspended or vacated by any court) permanently or temporarily enjoining you (i) from acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission ("CFTC"), or an associated person of any of the foregoing; or as an investment advisor, underwriter, broker or dealer in securities; or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company; or from engaging in or continuing any conduct or practice in connection with such activity; or (ii) from engaging in any type of business practice; or (iii) from engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws?
YES _______________ NO _______________
(b) Were you the subject of any order, judgment or decree of any federal or state authority barring, suspending or otherwise limiting for more than 60 days your right to engage in any activity described in subparagraph (a) above, or to be associated with persons engaged in any such activity?
YES _______________ NO _______________

Appendix A - 4

(c) Has any court, the SEC, CFTC, NYSE, American Stock Exchange, FINRA or any commodity exchange or NASDAQ imposed a sanction against you or found you to have violated any federal or state securities or commodities laws?
YES _______________ NO _______________
(d) Do you or any of your associates have any claims against the Company or any of its subsidiaries; or are you or any of your associates a party adverse to the Company or any of its subsidiaries in any legal proceeding; or do you or any of your associates have a material interest adverse to the Company or any of its subsidiaries in any legal proceeding?
YES _______________ NO _______________

II
 SECURITY OWNERSHIP
Question 6:  Your Securities Holdings.
(a) As to each class of equity securities of the Company, its parent or any subsidiary, state the total number of shares or other units beneficially owned by you as of the date hereof.
TITLE OF EQUITY SECURITY	NUMBER OF SHARES
(Include warrant, options and convertible debt)	BENEFICIALLY OWNED

If you listed any warrants, options, convertible debt or other derivative securities that are not fully vested, please set forth the vesting schedule below.
Appendix A - 5

Vesting Schedule(s):
(b) If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have included in the amount stated in answer to Question 6(a) above under "Number of Shares Beneficially Owned" shares not issued in your name, please provide details as to the nature of such beneficial ownership of such shares or other units and state the amount of shares or units so owned;
Answer:

(c) If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have excluded from the amount stated in the answer to Question 6(a) above under "Number of Shares Beneficially Owned" shares or units which are issued in your name, please state the amount so excluded and explain why you are not the beneficial owner of such shares or units.
Answer:

(d) Of the total number of shares or units beneficially owned by you, as reported in answer to Question 6(a), indicate below the amounts as to which you have sole or shared voting or investment power.
	Common Stock	Other (i.e. warrants, options or convertible debt)
Sole voting power
Shared voting power
Sole investment power
Shared investment power

(e) Does the Selling Stockholder have a registration rights agreement with the Company other than as described in the Purchase Agreement entered into in connection with this questionnaire?
Yes_____________ No ______________
If so, attach a copy.
Appendix A - 6

Question 7:  Disclaimer of Beneficial Ownership.
(a) If you wish to disclaim beneficial ownership of any securities referred to above, please set forth the number of such shares or units, the circumstances upon which the disclaimer of beneficial ownership is based, the name of the person or persons who should be shown as the beneficial owner(s) of such shares or units, and your relationship to that person or those persons.
Answer:

(b) Do you or any of your affiliates or associates participate in investment decisions made by any nonprofit entity that owns Company securities? If yes, please provide details and indicate whether you disclaim beneficial ownership of such Company securities.
YES _______________ NO _______________

Question 8:
Securities Holdings of Your Relatives.  If any equity securities of the Company, its parent or any subsidiary are beneficially owned by any relative of yours (by blood, marriage or adoption) who shares your home, please indicate below the name of each such relative, your relationship with him or her, and the amount of shares so owned.
Answer:

III
 CERTAIN TRANSACTIONS AND RELATIONSHIPS
Question 9:
Transactions with Management.  In the table on the following page, describe any transaction (or series of similar transactions), during the Company's last three Fiscal Years, or any currently proposed transaction (or series of similar transactions), to which the Company or any of its subsidiaries was or is to be a party, and in which you had or anyone in your immediate family has, a material direct or indirect financial interest.  Identify the person(s) involved and state the nature of your or their interest in the transaction, the amount of the transaction and the amount of your or their interest in the transaction. (Attach a supplemental page if necessary.)
Appendix A - 7

Description of Transaction	Persons Involved	Nature of Interest	Amount of Transaction	Amount of Interest

Question 10:
Indebtedness of Management. If you or any associate of yours has been indebted to the Company or any of its subsidiaries at any time during the Company's last three Fiscal Years, state: (a) the name of the indebted person; (b) if the indebted person is an associate, the nature of your relationship to that person; (c) the largest aggregate amount of indebtedness outstanding at any time during the Company's last three Fiscal Years; (d) the nature of the indebtedness and of the transaction in which it was incurred; (e) the amount of indebtedness outstanding as of the latest practicable date (indicating that date); and (f) the rate of interest paid or charged thereon, if any.
Include (with respect to yourself only) any instances where the Company, either directly or indirectly (including through a subsidiary), extended or maintained credit for you, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for you.
Answer:

APPENDIX A
DEFINITIONS OF CERTAIN TERMS
IN QUESTIONNAIRE
 (Arranged alphabetically)
1. "Affiliate."  An "affiliate" of any entity is a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person (for example, a parent subsidiary or sister corporation).
2. "Associate."  "Associate" for the purpose of Question 4 means (1) any corporation or organization (other than the Company or a majority-owned subsidiary of the Company) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as a trustee or in a similar fiduciary capacity; and (3) any member of your immediate family.  "Associate" for the purpose of Question 13 means the same as the foregoing, except that subsection (1) shall state "any corporation or organization ... of which you are an executive officer ..."
Appendix A - 8

3. "Beneficial Ownership."
a. General Rule. Under the rules of the SEC, you are deemed to "beneficially own" or be the "beneficial owner" of any security with respect to which you have or share, directly or indirectly, through any contract, arrangement, understanding, relationship, agreement or otherwise: (1) Voting Power (which includes the power to vote, or to direct the voting of, such security); and/or (2) Investment Power (which includes the power to dispose, or to direct the disposition of, such security). You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.
Some specific applications of the above definition of beneficial ownership are:
(i) Family situations.  Although the determination of beneficial ownership of securities is necessarily a question to be determined in light of the facts of each particular case, family relationships may result in your having, or sharing, the power to vote, or direct the voting of, or dispose, or direct the disposition of, shares held by your family members. In view of the broad definition of "Beneficial Ownership," it may be prudent to include such shares in your beneficial ownership disclosure and then disclaim beneficial ownership of such securities pursuant to Question 6.
(ii) Shares held by others for your benefit. There are numerous instances in which you may have, or share, voting or investment power (as defined above) over securities, although the securities are held by another person or entity. For example, you may have or share such power in securities held for you or your family members living with you by custodians, brokers, relatives, executors, administrators or trustees; securities held for your account by pledgees; securities owned by a partnership in which you are a member; and securities owned by a corporation which is or should be regarded as a personal holding company of yours or is controlled by you.
(iii) Shares held by you for the benefit of others. Beneficial ownership of securities also includes securities held in your name as a trustee, custodian or other fiduciary where you have, or share, voting or investment power with respect to such securities.
b. Options and other rights to acquire securities. In addition to being beneficial owner of securities over which you have, or share, voting or investment power, the SEC has determined that you are deemed to be the beneficial owner of a security if you have a right to acquire beneficial ownership of (i.e., the right to obtain or share voting or investment power over) such security at any time within sixty days. Examples of such rights would include the right to acquire: (i) through the exercise of any option, warrant or similar right; (ii) through conversion of any security; or (iii) pursuant to the power to revoke, or the provision for automatic termination of, a trust, discretionary account or similar arrangement. Also, if you have acquired or hold any options, convertible securities or power to revoke such a trust with the "purpose or effect" of changing or influencing control of the Company, you are deemed the beneficial owner of the underlying securities upon such acquisition, without regard to the sixty-day rule stated above.
4. "Control."  The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise. An executive officer or director of a company generally is considered to control that company. It is suggested that, if you are in doubt as to the meaning of "control" in a particular context, you communicate with counsel.
Appendix A - 9

5. "Equity Security."  The definition of "equity security" encompasses more than common and preferred stock. It includes for instance convertible debt instruments as well as warrants and options to acquire stock or similar securities. If you have a question as to the proper characterization of your holdings you should consult with the Company's legal counsel.
6. "Executive Officer."  "Executive officer" for the purpose of this Questionnaire means the president of a company, any vice president of it in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function or any other person who performs similar policy-making functions for the company.  Executive officers of subsidiaries may be deemed executive officers of a company if they perform such policy-making functions for the company.
7. "Group."  A "group" exists when two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of any issuer.
8. "Immediate Family."  "Immediate family" for the purpose of this Questionnaire includes your spouse, parents, children, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.
9. "Officer."  "Officer" means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, and any person routinely performing corresponding functions with respect to any organization whether incorporated or unincorporated.
10. "Person."  "Person" for the purpose of this Questionnaire means an individual, a corporation, a partnership, an association, a joint-stock company, a business trust, an unincorporated organization, or any other entity.
11. "Personal Benefits."  The SEC's prior interpretive releases on what the SEC views as a personal benefit or a "perk," were previously rescinded by Item 402 and as most recently revised, Item 402 does not specifically define "personal benefit." Item 402, however, does not require disclosure of personal benefits for any individual if the aggregate amount paid to that individual is less than the lesser of (i) $50,000 or (ii) 10% of that individual's compensation. In general, the position of the SEC has been that benefits which are directly related to job performance, as well as benefits provided to broad categories of employees and which do not discriminate in scope or terms of operation in favor of officers and directors, may be omitted from the calculation of total compensation, while benefits not so related should be disclosed as compensation. If you have any questions, please resolve the issue in favor of disclosure. The Company will review the necessity for disclosure in the proxy statement with its counsel.
12. "Transaction or Transactions."  "Transaction" or "transactions" is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. No transaction or interest therein need be disclosed where: (a) the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; (b) the transaction involves services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services; or (c) the interest in question arises solely from the ownership of securities of the Company and the interested party receives no extra or special benefit not shared on a pro-rata basis by all stockholders.
Appendix A - 10